ABR DYNAMIC BLEND EQUITY & VOLATILITY FUND (the "Fund")

Supplement dated December 22, 2017, to the Prospectus dated December 22, 2017

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

1.
Until and including February 20, 2018, the first paragraph in the section entitled "Principal Investment Strategies" for the Fund, on page 2 of the Prospectus, is replaced with the paragraph set forth below.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowing for investment purposes) in investments in equity securities and derivative instruments that provide exposure to equity securities, including volatility in the equity markets. For purposes of this policy, the notional value of the Fund's investments in derivative instruments that provide exposure comparable to investments in equity securities, including volatility in the equity markets, may be counted toward satisfaction of the 80% policy. The Fund employs a model-driven investment approach to determine an allocation among equities (via instruments that track the S&P 500® Total Return Index), equity volatility (via instruments that track the S&P 500® VIX Short-Term Futures Total Return Index), and cash (via cash instruments). The Fund's investment model is designed to hold each security in approximately the same proportion as its weighting in the ABR Dynamic Blend Equity & Volatility Index Powered by Wilshire (the "Index"). The Adviser cannot guarantee that the Fund's holdings will mirror the weighting of the Index. The Fund may also invest in Exchange Traded Products ("ETPs").

2.
Until and including February 20, 2018, the first paragraph in the section entitled "Additional Information Regarding Principal Investment Strategies" for the Fund, on page 12 of the Prospectus, is replaced with the paragraph set forth below.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowing for investment purposes) in investments in equity securities and derivative instruments that provide exposure to equity securities, including volatility in the equity markets. For purposes of this policy, the notional value of the Fund's investments in derivative instruments that provide exposure comparable to investments in equity securities, including volatility in the equity markets, may be counted toward satisfaction of the 80% policy. The Fund employs a model-driven investment approach to determine an allocation among equities (via instruments that track the S&P 500® Total Return Index), equity volatility (via instruments that track the S&P 500® VIX Short-Term Futures Total Return Index), and cash (via cash instruments). The Fund's investment model is designed to hold each security in approximately the same proportion as its weighting in the ABR Dynamic Blend Equity & Volatility Index Powered by Wilshire. The Adviser cannot guarantee that the Fund's holdings will mirror the weighting of the Index. The Fund may also invest in ETPs.

3.
On and after February 21, 2018, the paragraphs set forth above are eliminated and the "Principal Investment Strategies" and "Additional Information Regarding Principal Investment Strategies" will revert back to the language set forth in the Prospectus.

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For more information, please contact a Fund customer service representative toll free at
(855) 422‐4518.

PLEASE RETAIN FOR FUTURE REFERENCE.